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                                                                   Exhibit 10.33

                    ALTERNATIVE LOAN PARTICIPATION AGREEMENT

         This Alternative Loan Participation Agreement (the "Agreement") is made and entered into effective as of this 29 day of June, 2001, by and between NELnet, Inc., a Nevada corporation (the "Participant") and Union Bank and Trust Company, a Nebraska banking corporation (the "Lender").

         WHEREAS, Lender is engaged in or will be engaged in a program of originating or acquiring and servicing beneficial interests in unsecured loans ("ASLs") to borrowers for educational purposes, and such ASLs are not and will not be made, guaranteed or insured pursuant to the Higher Education Act of 1965, as amended;

         WHEREAS, Lender has engaged or will engage UNIPAC Service Corporation and/or InTuition, Inc. (collectively, the "Subservicer") to assist Lender in servicing the ASLs;

         WHEREAS, Participant wishes to purchase from Lender a participation interest in certain ASLs and Lender wishes to sell to Participant a participation interest in ASLs under the terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Participant and Lender do hereby agree as follows:

         1.       Sale of Participation Interests in ASLs.

                  A. Participant shall purchase from Lender and Lender shall sell, transfer and convey to Participant an undivided 100.0% participation interest in and to such ASLs which are in compliance with the representations and warranties given by Lender in this Agreement, and which comply with Participant's underwriting criteria at the time of Purchase, with an aggregate unpaid principal balance of up to such limit as may be mutually agreed upon by the parties from time to time. Participation interests in ASLs which do not comply with Participant's internal underwriting criteria, as modified from time to time in Participant's sole discretion, shall not be subject to purchase; Lender shall make available to Participant information as Participant may reasonably request in order to enable Participant to make credit decisions with respect to ASLs. Lender shall make such transfer and shall keep its interest in the ASLs free and clear of all security interests, liens or encumbrances of any nature whatsoever, provided, however, the Participant acknowledges that First National Bank Northeast holds legal title to the underlying promissory note evidencing the ASL. The purchase price for such participation interests shall be the amount equal to 100% of outstanding principal balance plus 100% of accrued and unpaid interest on the ASL being participated. The purchase price shall be paid in immediately available funds.

                  B. The sale and purchase of the loan participations under this Agreement shall be without recourse against Lender. Lender and Participant acknowledge and agree that this Agreement results in a pro rata sharing of credit risk proportionate to the respective interests of Lender and Participant in the ASLs, both before and after any default with respect to the ASLs.

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         2.       Participation Certificates. The ASLs are evidenced by
promissory notes which have been prepared and approved by Lender. The originals of such promissory notes shall be kept in the physical custody and possession of the Subservicer for purposes of servicing. On the date of the first sale of a participation interest with respect to a portfolio of ASLs, or thereafter as mutually agreed to by the parties, Lender shall execute and deliver (or shall cause to be executed and delivered) to Participant a master participation certificate substantially in the form marked as Exhibit "A," attached hereto and incorporated herein by this reference, evidencing a participating equitable ownership interest in the ASLs in that particular portfolio. Lender shall deliver or cause to be delivered to Participant, in addition to the executed original of Exhibit "A," a schedule of the ASLs identifying such loans comprising the portfolio.

         3. Decisions Concerning the ASLs. After purchase of the participation interest pursuant to this Agreement, all actions and decisions concerning the ASLs, including without limitation the day-to-day administration and servicing of the ASLs, shall be made by Participant and such decisions shall be binding on Lender. Servicing of the ASLs shall be performed by the Subservicer on behalf of Lender and Participant, and Lender shall pay to the Subservicer all costs of servicing the ASLs during the term of this Agreement. All servicing reports generated by the Subservicer with respect to the ASLs shall be available to Participant, and all payments received by Lender or the Subservicer with respect to the ASLs shall be forwarded promptly to Participant or its designee, less the servicing fee as set forth in Section 4(a) hereof.

         4.       Payments and Accounting to Participant: Records.

                  (a) Lender, through the Subservicer, shall account and deliver promptly to Participant in accordance with its percentage interest in the ASLs for all sums of interest paid upon the ASLs by borrowers thereon and for all other sums of income received by Lender on account of the ASLs, such as payments of interest made by any insurer or guarantor on account of ASLs or the interest portion of proceeds of any sale or other disposition of the ASLs, less a servicing fee in an amount (to be received by Lender on a quarterly basis or as otherwise mutually agreed to be paid from payments of income with respect to the ASLs or from capitalized interest in respect thereof) equal to the product of the aggregate average outstanding principal balances of ASLs covered by the Participation Certificate multiplied by the rate of 100 basis points (1.0%) per annum. Any portion of interest to which Participant is entitled and which is capitalized with respect to ASLs covered by the participation certificate shall commensurately increase Participant's beneficial ownership of the outstanding principal balance on such ASLs. Participant shall have a right to an accounting of all funds received by Lender in connection with the ASLs. Within a reasonable time following execution of this Agreement, Lender shall transfer to Participant the balance of all loan service costs charges collected with respect to the ASLs (less withdrawals for losses).

                  (b) Lender, through its agent, the Subservicer, will maintain customary books and records relating to the ASLs, which shall be made available to Participant at all reasonable times for the purpose of inspection, and copies of any of Lender's records relating to the ASLs shall be furnished to Participant at Participant's request.

                  (c) To the extent not already available to Participant, Lender, through the Subservicer, shall provide to Participant, promptly after Lender receives or obtains any information in Lender's

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         possession as to the accrual status of, and principal and interest payments with respect to, the ASLs, together with any information as to default of borrowers on such ASLs.

         5.       Representations and Warranties.

                  (a) Lender makes no representations or warranties, whether expressed or implied, to Participant, as to the collectability of the ASLs or the continued solvency of the borrowers on ASLs. Lender does represent and warrant to Participant as follows:

                  (1) This Agreement has been duly authorized, executed and delivered by Lender and constitutes a legal, valid and binding obligation.

                  (2) The Agreement was made in compliance with all applicable local, State and federal laws, rules and regulations.

                  (3) Lender has and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Agreement, the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Lender or any agreement or instrument to which Lender is a party to or bound by any agreement or instrument or a default thereunder. Lender is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Lender enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

                  (4) Lender is duly organized, validly existing and in good standing under the laws of the state of Nebraska and has the power and authority to own its assets and carry on its business as now being conducted.

                  (5) At the time of origination, each ASL has been duly executed and delivered and constitutes the legal, valid and binding obligtions of the maker thereof, enforceable in accordance with its terms.

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         (b)      Participant represents and warrants to Lender as follows:

                  (1) This Agreement has been duly authorized, executed and delivered by Participant and constitutes a legal, valid and binding obligation.

                  (2) The Agreement was made in compliance with all applicable local, State and federal laws, rules and regulations.

                  (3) Participant has and its officers acting on its behalf have, full legal authority to engage in the transactions contemplated by the Agreement, the execution and delivery of the Agreement, the consummation of the transactions herein contemplated and compliance with the terms, conditions and provisions of the Agreement do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of the charter, articles or bylaws of Participant or any agreement or instrument to which Participant is a party to or bound by any agreement or instrument or a default thereunder. Participation is not a party to or bound by any agreement or instrument or subject to any charter or other corporation restriction or judgment, order, writ, injunction, decree, law, rule or regulation which may materially and adversely affect the ability of Participant enforceable against it in accordance with its terms, and no consent, approval or authorization of any government or governmental body, including without limitation, the Federal Savings and Loan Insurance Corporation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Board of governors of the Federal Reserve System or any state bank regulatory agency, is required in connection with the consummation of the transactions herein contemplated.

                  (4) Participant is duly organized, validly existing and in good standing under the laws of the State of Nevada and has the power and authority to own its assets and carry on its business as now being conducted.

         (c) If any representation or warranty contained in Section 5(a)(5) hereof shall prove to have been materially incorrect, then Lender shall repurchase the participation interest in such ASL upon the request of Participant by paying to Participant the then outstanding principal balance of such ASL plus accrued and unpaid interest thereon and any other amounts as may be necessary to make the Participant whole.

         6. Term. The term of this Agreement shall continue until the earlier of (i) thirty (30) days following notice of termination of this Agreement by either party, or (ii) the ASLs participated hereunder are paid in full or as the parties may otherwise mutually agree. Upon termination of the participation, Lender shall have the option, without the obligation, to purchase the participation back from NELnet and the purchase price therefor shall be 100.0% of the then outstanding aggregate principal balances and accrued and unpaid interest with respect to all remaining ASLs participated pursuant to this Agreement.

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         7.       Miscellaneous Provisions.

                  A. Neither this Agreement nor any term hereof may be changed, waived, discharged, modified or terminated orally, unless by an instrument in writing signed by both of the parties hereto. This Agreement may be terminated by either party hereto upon thirty (30) days prior written notice sent to the other party.

                  B. The headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

                  C. All of the terms, covenants and conditions herein contained shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

                  D. Notices under this Agreement shall be in writing unless otherwise permitted hereby, and if in writing, may be personally delivered or sent by United States mail, sufficient postage prepaid, or by telecopy or facsimile, to the respective parties at the following addresses:

                  Lender:

                          Union Bank and Trust Company
                          6801 South 27th Street
                          Lincoln, Nebraska 68512 Attention: Ken Backemeyer
                          Telephone: 402/ 483-8234
                          Facsimile: 402/ 483-8286

                  Participant:

                          NELnet, Inc.
                          121 South 13th Street, Suite 301
                          Lincoln, Nebraska 68508
                          Attention: Terry Heimes
                          Phone: 402/ 458-2300
                          Facsimile: 402/ 458-2399

                  E. This Agreement shall not be construed to create a partnership or joint venture between Lender and Participant. The transaction evidenced by this Agreement is a loan participation transaction, and advances made by Participant to Lender from time to time for Participant's purchase of participation interests shall not constitute loans to Lender. Participant's interest in the ASLs is an ownership interest, not a security interest.

                  F. If any one or more of the covenants or agreements or portion thereof provided in this Agreement on the part of Participant or Lender to be performed should be determined by a court of competent jurisdiction to be contrary to law, then such covenant or covenants, or such agreement or agreements, or such portions thereof, shall be deemed severable from the remaining

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         covenants and agreements provided in this Agreement and the invalidity thereof shall in no way affect the validity of the other provisions of this Agreement hereunder and under any applicable provisions of law.

                  G. This Agreement shall be construed and interpreted in accordance with the laws of the State of Nebraska.

                  H. Any of the ASLs participated pursuant to this Agreement may be transferred, subparticipated, pledged, exchanged or otherwise disposed of in such a manner as Participant deems proper in its sole discretion.

         Executed as of the day and year first above written.

Union Bank and Trust Company, Lender              NELnet, Inc., Participant

By: /s/ Angie Mulheisen                           By: /s/ Don Bouc
-----------------------------------               ------------------------------
Title: President                                  Title: President

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                            PARTICIPATION CERTIFICATE

         Pursuant to that certain Alternative Loan Participation Agreement (the "Agreement") dated June 29, 2001, by and between Union Bank and Trust Company ("Lender") and NELnet, Inc. ("Participant"), Lender hereby issues and delivers this Participation Certificate to evidence Participant's participation interests in student assistance loans which are identified by the schedule marked as Exhibit "A," attached hereto and incorporated herein by this reference, which loans or participation interests therein are owned by Lender and are serviced and designated a separate account, in accordance with the Agreement. This Participation Certificate shall be governed, in all respects, by the Agreement, the terms of which are incorporated herein by this reference as if fully stated herein.

         Dated as of the 29 day of June, 2001.

                                               Union Bank and Trust Company

                                               By: /s/ Angie Mulheisen
                                                   -----------------------------
                                               Title: President

         Accepted as of the same date set forth above:

                                               NELnet, Inc.

                                               By: /s/ Don Bouc
                                                   -----------------------------
                                               Title: President

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